UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 22, 2007
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or other jurisdiction of
incorporation)

000-27577	16-1538028

(Commission File Number)	(IRS Employer Identification Number)
60 Corporate Woods, Rochester, New York 14623
(Address of Principal Executive Offices) (Zip Code)
(585) 272-8400
(Registrant’s Telephone Number Including Area Code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
Item 5.02 — Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 — Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Exhibit 99.1

Section 2 — Financial Information
Item 2.02 — Results of Operations and Financial Condition
On August 24, 2007, Harris Interactive Inc. (the “Company”) issued a press release announcing the Company’s earnings for the fiscal quarter and year ended June 30, 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Section 5 — Corporate Governance and Management
Item 5.02 — Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 22, 2007, the Compensation Committee of the Board or Directors approved cash bonuses payable under the Company’s Corporate Bonus Plan and its Business Unit Bonus Plan, applicable to the Company’s 2007 fiscal year, for its President and Chief Executive Officer, Gregory T. Novak, in the amount of $96,048; Chief Financial Officer, Treasurer and Secretary, Ronald E. Salluzzo, in the amount of $57,629; Executive Vice President, Chief Scientist, and Chief Technology Officer, Leonard R. Bayer, in the amount of $51,866; and President, North America and Global Operations, David B. Vaden, in the amount of $94,294.
Section 7 — Regulation FD Disclosure
Item 7.01 — Regulation FD Disclosure.
At June 30, 2007, pursuant to Financial Accounting Standards Board Statement No. 144 – Accounting for the Impairment or Disposal of Long-Lived Assets, the Company classified as “held for sale” the assets associated with its Rent and Recruit operations based in Cincinnati, Ohio. $3.5 million and $1.1 million in revenues were associated with those operations in fiscal 2007 and the fourth fiscal quarter of 2007, respectively. On August 23, 2007, the assets related to the Rent and Recruit operations were sold in a management buyout, and the business will be reported as a discontinued operation in the Company’s fiscal year-end financial statements to be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on August 24, 2007 announcing the Company’s earnings for the fiscal quarter and year ended June 30, 2007.
The information included in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is not “filed” pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and is not incorporated by reference into any filing under the Securities Act of 1933 or under the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K is material non-public information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)

By: Name:	/s/ Ronald E. Salluzzo Ronald E. Salluzzo
Title:	Chief Financial Officer and Corporate Secretary (Principal Financial Officer)
Dated: August 24, 2007

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release issued by Harris Interactive Inc. on August 24, 2007 announcing the Company’s earnings for the fiscal quarter and year ended June 30, 2007.